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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 23, 2004
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                          COMMUNITY FIRST BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


 Maryland                            0-50322                    36-45226348
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


240 South Main Street, Madisonville, Kentucky                      42431
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (270) 821-7211
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events and Regulation FD Disclosure
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         On January 23, 2004, the Registrant  issued a press release to announce the date of its annual meeting of stockholders. A copy of the press release is filed as Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits
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         (c) Exhibits: The following exhibits are being filed with this report.

                  99.1     Press Release dated January 23, 2004.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMMUNITY FIRST BANCORP, INC.



Date: January 26, 2004              By:    /s/William M. Tandy
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                                           William M. Tandy
                                           President and Chief Executive Officer